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                            IMPAX LABORATORIES, INC.
                               STOCK OPTION GRANT





Optionee Name:     {FirstName} {LastName}
                   ----------------------------

Address:           Impax Laboratories, Inc.
                   ----------------------------

                   3735 Castor Avenue
                   ----------------------------

                   Philadelphia, PA  19124
                   ----------------------------



Total Option Shares:         {Grant}
                    ---------------------------

Exercise Price Per Share:
                         ----------------------

Date of Grant:
              ---------------------------------

Expiration Date:
                -------------------------------

Type of Option:             [    ]   Incentive Stock Option
                            [    ]   Nonstatutory Stock Option

1. GRANT OF OPTION - Impax Laboratories, Inc. (the "Company"), hereby grants to Optionee named above ("Optionee") and Optionee hereby accepts a nontransferable option to purchase the total number of shares of common stock of the Company set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Stock Option Grant (this "Option") and the Company's 2002 Equity Incentive Plan (the "Plan"). Optionee acknowledges receipt of a copy of the Plan, which is attached hereto as Exhibit A. Optionee represents that he or she is familiar with the terms and conditions of the Plan and hereby accepts this Option subject to all of the terms and conditions hereof and thereof. Optionee hereby agrees to accept as binding, conclusive, and final, all decisions and interpretations of the Board, or Committee, if applicable, (hereinafter the "Board"), as to any questions or disputes arising under the Plan or this Option.

     If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of
     Section 422 of the Code. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.


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1.   RIGHT TO EXERCISE - During Optionee's continued service with the Company or any Parent or Subsidiary of the Company (or, in the case of a Nonstatutory Stock Option, an Affiliate of the Company), this Option shall become exercisable over four years in 25% equal annual installments from the date of the grant. Subject to earlier termination as provided in Section 5 below, to the extent that this Option has become exercisable with respect to the Shares covered thereby, this Option may thereafter be exercised by Optionee, in whole or in part, at any time or from time to time prior to the Expiration Date.

2. RESTRICTION ON EXERCISE - This Option may not be exercised unless such exercise is in compliance with the Securities Act, the Exchange Act, regulations promulgated thereunder and all applicable state securities laws as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's common stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission ("SEC"), any state securities commission, or any stock exchange to effect such compliance.

3. TERMINATION OF SERVICE - Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee's continuous service with the Company or any Parent or Subsidiary of the Company or, in the case of a Nonstatutory Stock Option, an Affiliate of the Company (hereinafter "Continuous Service") is terminated for any reason whatsoever. The Board shall have discretion to determine whether Optionee's Continuous Service with the Company or any Parent, Subsidiary of Affiliate of the Company has terminated and the effective date on which such termination occurred (the "Termination Date").

         4.1. Death/Disability - If Optionee's Continuous Service is terminated due to Death or Disability, that portion of this Option which is exercisable on the Termination Date shall remain exercisable until the earlier of the Expiration Date or the first anniversary of the Termination Date and, to the extent not exercised during such period, shall thereupon terminate.

         4.2. Other Termination - If Optionee's Continuous Service terminates for any reason other than Death, Disability, or Cause, that portion of this Option which is exercisable on the Termination Date shall remain exercisable until the earlier of the Expiration Date or the end of the one-hundred-eighty
(180) day period commencing on the Termination Date and, to the extent not exercised during such period, shall thereupon terminate.

         4.3. Cause - Notwithstanding anything herein to the contrary, if Optionee's Continuous Service is terminated for Cause (or at a time when grounds for a termination for Cause exist), this Option shall terminate in its entirety as of the Termination Date.

5.   MANNER OF EXERCISE

         5.1. Exercise - To the extent exercisable under the provisions of the Option, this Option may be exercised by delivery to the Company of an executed written notice of exercise to the Company's Secretary stating the number of full Shares with respect to which it is being exercised, and accompanied by payment of the Exercise Price for the number of Shares being purchased, together with payment of the amount, if any, required by the Company to satisfy its tax withholding obligations resulting from such exercise.


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         5.2. Exercise Price - Payment for the Shares may be made in cash (by check) or, where approved by the Board in its sole discretion and where permitted by law: (a) by cancellation of indebtedness of the Company to Optionee; (b) by surrender of shares of common stock of the Company having a Fair Market Value equal to the exercise price of the Option that have been owned by Optionee for more than one (1) year (and which have been paid for within the meaning of SEC Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by Optionee in the open public market; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from Optionee and an NASD Dealer whereby Optionee irrevocable elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company (without any obligation or liability on the part of the Company); or (f) by any combination of the foregoing.

         5.3. Withholding Taxes

              5.3.1. - Optionee hereby authorizes the Company to withhold from payroll and any other amounts payable to Optionee, and Optionee otherwise agrees to make adequate provision for (including by means of a cashless exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local, foreign, and any other tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the Option.

              5.3.2. - Upon Optionee's request, subject to compliance with any applicable conditions or restrictions of law, the Company may (but shall be under no obligation to) withhold from Shares otherwise issuable to Optionee upon the exercise of this Option, a number of whole shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law.

              5.3.3. - If this Option is an Incentive Stock Option, by exercising this Option, Optionee agrees that he or she will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the Shares that occurs within two (2) years after the date of this Option grant or within one (1) year after Shares are transferred upon exercise of this Option, and will otherwise provide the Company with such other information as the Company shall reasonably request.

         5.4 Issuance of Shares/Stockholder Rights - Provided that such notice and payment are in form and substance satisfactory to the Company and counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of death will have any of the rights of a stockholder with respect to the Shares, except to the extent that certificates for such Shares shall have been issued upon the exercise of this Option.


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6. NONTRANSFERABILITY OF OPTION - The Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.

7. INDEPENDENT TAX ADVICE - Optionee agrees that Optionee has or will obtain the advice of independent tax counsel regarding the federal and state income tax consequences of the receipt and exercise of this Option and of the disposition of Common Stock acquired upon exercise hereof, including advice regarding the imposition of the alternative minimum tax on tax preferences generated by exercise of stock options and regarding any holding period requirements for preferential tax treatment. OPTIONEE ACKNOWLEDGES THAT HE OR SHE HAS NOT RELIED AND WILL NOT RELY UPON ANY ADVICE OR REPRESENTATIONS BY THE COMPANY OR BY ITS EMPLOYEES OR REPRESENTATIVES WITH RESPECT TO THE TAX TREATMENT OF THIS OPTION OR ANY SHARES ISSUED PURSUANT HERETO.

8. NO RIGHT TO CONTINUE AS EMPLOYEE - Nothing contained in this Option shall:
(i) confer upon the Optionee any right to continue as an Employee, Officer, Director or Consultant of the Company or of any Affiliate; or (ii) limit in any way the right of the Company or of any Affiliate to terminate the Optionee's position as an employee at any time.

9. BOARD DETERMINATIONS - Optionee hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Board (including any committee thereof), or other administrator of the Plan, as to any questions arising under the Plan or this Option. This Option, as supplemented by the Plan, shall bind and inure to the benefit of the Company and its successors and assigns, and the Optionee and the Optionee's estate in the event of death.

10. ENTIRE AGREEMENT - The Plan is incorporated herein by this reference. The Option and the Plan constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

COMPANY:                                 IMPAX  LABORATORIES, INC.



                                         By:
                                            ----------------------------------



OPTIONEE:                                   ----------------------------------
                                                       (Signature)


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